Tactical Advantage ETF

Schedule of Investments

December 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 95.3%	Shares	Value
Fidelity Ethereum Fund (a)	22,416	$663,738
Global X U.S. Infrastructure Development ETF	59,001	2,819,658
iShares 0-3 Month Treasury Bond ETF	27,161	2,726,421
iShares U.S. Aerospace & Defense ETF	6,241	1,339,880
SPDR Gold MiniShares Trust (a)	33,745	2,880,811
State Street Communication Services Select Sector SPDR ETF	12,286	1,446,308
State Street Financial Select Sector SPDR ETF	52,592	2,880,464
State Street Industrial Select Sector SPDR ETF	18,506	2,870,651
State Street Technology Select Sector SPDR ETF	21,333	3,071,312
Vanguard Growth ETF	6,078	2,965,213
Vanguard Mid-Cap Growth ETF	4,931	1,376,439
Vanguard Mid-Cap Value ETF	8,142	1,444,146
Vanguard S&P 500 ETF	2,294	1,438,636
Vanguard U.S. Momentum Factor ETF	7,464	1,427,490
Vanguard Value ETF	15,002	2,865,232
TOTAL EXCHANGE TRADED FUNDS (Cost $30,387,190)		32,216,399

SHORT-TERM INVESTMENTS

MONEY MARKET FUNDS - 4.7%
First American Government Obligations Fund - Class X, 3.67% (b)	1,605,797	1,605,797
TOTAL MONEY MARKET FUNDS (Cost $1,605,797)		1,605,797

TOTAL INVESTMENTS - 100.0% (Cost $31,992,987)		33,822,196
Other Assets in Excess of Liabilities - 0.0% (c)		6,026
TOTAL NET ASSETS - 100.0%		$33,828,222

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Tactical Advantage ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$32,216,399	$—	$—	$32,216,399
Money Market Funds	1,605,797	—	—	1,605,797
Total Investments	$33,822,196	$—	$—	$33,822,196

Refer to the Schedule of Investments for further disaggregation of investment categories.